Supplement to

CALVERT SOCIAL INVESTMENT FUND ("CSIF")
  Balanced Portfolio

Statement of Additional Information dated January 31, 2008, as revised April 30, 2008

Date of Supplement: June 9, 2008

At a meeting held on June 3, 2008, CSIF Balanced Portfolio's Board of Trustees approved the removal of SSgA Funds Management, Inc. ("SSgA FM") as a subadvisor for the Portfolio.  The equity assets previously managed by SSgA FM have been reallocated to New Amsterdam Partners, LLC, an equity subadvisor for the Portfolio since June 2004.

Under "Investment Advisor and Subadvisors - Subadvisors" on page 34, delete the reference to CSIF Balanced Portfolio in the description of SSgA FM.

Under "Portfolio Manager Disclosure," delete the information related to SSgA FM for CSIF Balanced on pages 37, 42, 46 and 50.

Note: The information provided for SSgA FM under "Portfolio Manager Disclosure - Potential Conflicts of Interest in Managing a Portfolio and Other Accounts" on page 42, cross-referenced on page 43 for CSIF Enhanced Equity, still applies to CSIF Enhanced Equity.